THE PRUDENTIAL SERIES FUND
Natural Resources Portfolio

Supplement dated December 7, 2015 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (the SAI) for The Prudential Series Fund (the Trust) and should be retained for future reference. The Natural Resources Portfolio (the Portfolio) discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Prospectus and the SAI.

The Board of Trustees of the Trust recently approved (i) replacing Jennison Associates, LLC as subadviser to the Portfolio with Allianz Global Investors U.S. LLC and (ii) changing the Portfolio’s broad-based securities market benchmark and secondary benchmark. These changes are expected to become effective on or about February 8, 2016.

To reflect these changes, the Prospectus and the SAI are revised as follows, effective on or about February 8, 2016:

I.	The table in the “SUMMARY: NATURAL RESOURCES PORTFOLIO - PORTFOLIO FEES AND EXPENSES” section of the Summary Section of the Prospectus relating to the Portfolio is hereby replaced with the table set forth below:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I Shares	Class II Shares
Management Fees	0.45%	0.45%
Distribution and/or Service Fees (12b-1 Fees)	None	0.25%
Administrative Fees	None	0.15%
Other Expenses	0.07%	0.07%
Total Annual Portfolio Operating Expenses	0.52%	0.92%
Fee Waiver and/or Expense Reimbursement	(0.01)%	(0.01)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	0.51%	0.91%

(1) Prudential Investments LLC (PI or the Manager) has contractually agreed to waive 0.008% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

II.	The following table replaces the “EXAMPLE” table in the “SUMMARY: NATURAL RESOURCES PORTFOLIO - PORTFOLIO FEES AND EXPENSES” section of the Prospectus relating to the Portfolio:

	1 Year	3 Years	5 Years	10 Years
Natural Resources Portfolio Class I Shares	$52	$166	$290	$652
Natural Resources Portfolio Class II Shares	$93	$292	$508	$1,130

III.	The description of the Principal Investment Strategies in the “SUMMARY: NATURAL RESOURCES PORTFOLIO - INVESTMENTS, RISKS AND PERFORMANCE” section of the Prospectus relating to the Portfolio is hereby deleted and replaced with the following:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies that are associated with natural resources, including those companies that are principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors. The Portfolio considers (i) the Agriculture sector to include products such as grain, vegetable oils, livestock and agricultural-type products such as coffee; (ii) the Energy sector to include products such as coal, natural gas, oil, alternative energy and electricity and energy storage; or companies which are substantially engaged in the sectors described above; (iii) the Materials sector to include products such as chemicals & fertilizers, constructions materials, industrial metal, precious metal, steel, minerals and paper products; and (iv) the Commodity-Related Industrials sector to include industrial firms that manufacture tools, equipment and goods used in the development and production of commodities or that maintain infrastructure used in their transportation.
Under normal conditions, the Portfolio’s portfolio manager seeks to allocate investments across a range of investment opportunities and businesses in the Agriculture, Energy, Materials and Commodity-Related Industrials sectors. The relative weightings of these sectors in the Portfolio may vary from time to time. The Portfolio expects to invest most of its assets in US and non-US common stocks. Under normal circumstances, the Portfolio will allocate its investments among securities of issuers located in at least eight different countries (which may include the US). The Portfolio may also invest in securities issued in initial public offerings (IPOs) and up to 10% of its net assets in securities issued by other investment companies, including exchange-traded funds. The Portfolio’s portfolio manager evaluates the relative attractiveness of individual commodity cycles, including supply-demand fundamentals, pricing outlook and impact on US and non-US macroeconomic indicators like inflation. In addition, the portfolio manager may consider forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio manager believes is likely to offer the best investment opportunities. The portfolio manager seeks to evaluate the degree to which companies’ earnings are linked to commodity price changes, as well as companies’ fundamental value and prospects for growth. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Portfolio may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The Portfolio may write covered call options on a portion of the stocks held in its portfolio, a strategy that may generate gains from option premiums while potentially limiting the volatility of portfolio returns. The Portfolio may invest in forwards or derivatives such as options, futures contracts, or swap agreements.

IV.	The following replaces the last paragraph and the Index Table in the “SUMMARY: NATURAL RESOURCES PORTFOLIO - PAST PERFORMANCE” section of the Prospectus relating to the Portfolio:

Note: The Natural Resources Portfolio changed its subadviser and changed its investment policies and strategy effective February 8, 2016. The annual returns prior to February 8, 2016 for the Portfolio reflect investment performance, investment operations, investment policies, and investment strategies of the former subadviser, and does not represent the actual or predicted performance of the Portfolio or its current subadviser. The Portfolio no longer compares its performance to the Lipper VUF Natural Resources Funds Index because the Manager believes that the 60% MSCI World Energy/40% MSCI World Materials Index provides a more appropriate basis for performance comparisons in light of the Portfolio’s adoption of the new investment policies and strategies.

	1 Year	5 Years	10 Years	Since Class II Inception (4/28/05)
MSCI World Index (reflects no deduction for fees, expenses or taxes)	-21.97%	0.53%	2.41%	3.75%
60% MSCI World Energy/40% MSCI World Materials (reflects no deduction for fees, expenses or taxes)	-17.50%	-0.57%	3.25%	4.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	5.21%	14.32%	7.84%	7.98%
Lipper VUF Natural Resources Funds Index (reflects no deduction for fees, expenses or taxes)	-24.74%	-3.35%	2.14%	4.28%

* Information as of October 31, 2015.

V.	The following table replaces the table in the “MANAGEMENT OF THE PORTFOLIO” section of the Prospectus relating to the Portfolio:

Investment Manager	Subadviser	Portfolio Manager	Title	Service Date
Prudential Investments LLC	Allianz Global Investors U.S. LLC	Paul D. Strand, CFA	Director, Senior Research Analyst, and Portfolio Manager	February 2016

VI.	The section of the Prospectus entitled “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST –NATURAL RESOURCES PORTFOLIO” is hereby deleted and replaced with the following:

The investment objective of this Portfolio is long-term growth of capital. While we make every effort to achieve our objective, we can't guarantee success and, it is possible that you could lose money.

In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in equity securities of companies that are associated with natural resources, including those companies that are principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy or goods related to the Agriculture, Energy, Materials or Commodity-Related Industrials sectors. The Portfolio considers (i) the Agriculture sector to include products such as grain, vegetable oils, livestock and agricultural-type products such as coffee; (ii) the Energy sector to include products such as coal, natural gas, oil, alternative energy and electricity; (iii) the Materials sector to include products such as chemicals & fertilizers, constructions materials, industrial metal, precious metal, steel, minerals and paper products; and (iv) the Commodity-Related Industrials sector to include industrial firms that manufacture tools, equipment and goods used in the development and production of commodities or that maintain infrastructure used in their transportation. Under normal conditions, the portfolio manager seeks to allocate investments across a range of investment opportunities and businesses in the Agriculture, Energy, Materials and Commodity-Related Industrials sectors. The relative weightings of these sectors in the Portfolio’s portfolio may vary from time to time. The Portfolio expects to invest most of its assets in US and non-US common stocks. Under normal circumstances, the Portfolio will allocate its investments among securities of issuers located in at least eight different countries (which may include the United States). The Portfolio may also invest in securities issued in initial public offerings (IPOs) and up to 10% of its net assets in securities issued by other investment companies, including exchange-traded funds (ETFs). The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners.

The Portfolio’s portfolio manager evaluates the relative attractiveness of individual commodity cycles, including supply-demand fundamentals, pricing outlook and impact on US and non-US macroeconomic indicators like inflation. In addition, the portfolio manager may consider forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio manager believes is likely to offer the best investment opportunities. The portfolio manager seeks to evaluate the degree to which companies’ earnings are linked to commodity price changes, as well as companies’ fundamental value and prospects for growth.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Portfolio may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. The Portfolio may write covered call options on a portion of the stocks held in its portfolio, a strategy that may generate gains from option premiums while potentially limiting the volatility of portfolio returns.

The Portfolio is managed by Allianz Global Investors U.S. LLC.

VII.	The following information is hereby added to the section of the Prospectus entitled “HOW THE FUND IS MANAGED – INVESTMENT SUBADVISERS”:

Allianz Global Investors U.S. LLC (AllianzGI US) is headquartered at 1633 Broadway, New York, NY 10019. AllianzGI US was founded in 2001 and managed approximately $89.4 billion in assets as of October 31, 2015.

VIII.	The following replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – Natural Resources Portfolio”:

Natural Resources Portfolio

The portfolio manager from Allianz primarily responsible for the day-to-day management of the Portfolio is Paul D. Strand, CFA. Mr. Strand is a portfolio manager, a senior research analyst and a director with AllianzGI US, which he joined in 2003. He is sector head of the U.S. Resources Team and is responsible for analytical coverage of integrated oil, oil and gas production, refiners and oil services within the energy sector. Mr. Strand has 18 years of investment-industry experience. He was previously a portfolio analyst at Dain Rauscher and a senior equity analyst at Advantus Capital Management, where he covered the energy and consumer-staples sectors. Before joining the investment industry, Mr. Strand was an officer and aviator in the U.S. Navy. He has a B.S. in aerospace engineering from the University of Minnesota and an M.B.A. from National University. Mr. Strand is a CFA charterholder.

IX.	The following is added to the section of the Prospectus entitled “GLOSSARY: PORTFOLIO INDEXES”:

MSCI World Energy Index. The MSCI World Energy Index is a component of the MSCI World Index and represents the energy securities defined by MSCI.

MSCI World Materials Index. The MSCI World Materials Index is a component of the MSCI World Index and represents the material securities defined by MSCI.

X.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitation” is hereby revised by adding the information pertaining to the Portfolio set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
Natural Resources Portfolio	contractually waive 0.008% of the investment management fee

Natural Resources Portfolio: The Manager has contractually agreed to waive 0.008% of its investment management fee through June 30, 2017. This waiver may not be terminated prior to June 30, 2017 without the prior approval of the Trust’s Board of Trustees.

XI.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by removing all references and information pertaining to Jennison with respect to the Portfolio and substituting it with the information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
Natural Resources Portfolio	Allianz Global Investors U.S. LLC

0.45% of average daily net assets to $50 million;

0.40% of average daily net assets on the next $50 million;

0.30% of average daily net assets on the next $50 million;

0.14% of average daily net assets over $150 million.

XII.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by removing all references and information pertaining to Jennison with respect to the Portfolio and substituting it with the information set forth below:

Subadvisers	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
Allianz Global Investors U.S. LLC	Paul D. Strand, CFA	1/$46,000,000	None	None	None

* Information is as of October 31, 2015.

XIII.	The information pertaining to John “Jay” Saunders and Neil P. Brown in the section entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST – Jennison Associates LLC” in Part I of the SAI is hereby deleted.

XIV.	The following information is hereby added to Part I of the SAI, in the section entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST”:

Allianz Global Investors U.S. LLC

COMPENSATION. AllianzGI US’s compensation system is designed to support its corporate values and culture. While AllianzGI US acknowledges the importance of financial incentives and seeks to pay top quartile compensation for top quartile performance, it also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation at AllianzGI US are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of AllianzGI US over the three year period of the award.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of AllianzGI US funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of AllianzGI US’s staff will have roughly one year’s variable compensation (3x33%) as a deferred component ’in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

POTENTIAL CONFLICTS OF INTEREST. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

XV.	The following information is hereby added to Part II of the SAI, in the section entitled “APPENDIX II: Proxy Voting Policies Of The Subadvisers”:

Allianz Global Investors U.S. LLC Proxy Voting Policy Summary

AllianzGI may be granted by its clients the authority to vote proxies of the securities held in client accounts. AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself.  When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues.  AllianzGI US has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process.  The Proxy Provider offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities.   The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how we will vote shares on such issues.  Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines.  To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues.  In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services.  In situations in which the Proxy Guidelines do not give clear guidance on an issue, the Proxy Provider policies are consulted and/or the Proxy Committee will review the issue.  In the event that either an analyst or portfolio manager wishes to override the Proxy Guidelines, the analyst or portfolio manager will be presented to the Proxy Committee for a final decision.  Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines.  For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines.  In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on securities that are subject to share blocking restrictions.  Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting.  However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy.  Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines.  In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting.  For example, AllianzGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy.  These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions.  Such proxies are voted on a best-efforts basis.

AllianzGI US may instead vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs.  The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines.  AllianzGI US typically votes proxies as part of its discretionary authority to manage Wrap Program accounts, unless a client has indicated to the Sponsor that it has explicitly reserved the authority to vote proxies for itself.  AllianzGI US will generally vote all proxies sent to it by the Sponsor on an aggregate basis.  When AllianzGI US votes proxies on an aggregate basis, the proxy voting records are generally available only on an aggregate level and are not maintained on an individual account basis.

If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace.  If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers.  Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Clients may obtain a copy of the Proxy Guidelines upon request.  To obtain a copy of the Proxy Guidelines or to obtain information on how an account’s securities were voted, clients should contact their account representative or visit our website.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSUP4